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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2005

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31254                 13-3532663
(State or other Jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS.

The announcement described in Item 4.02 below includes information regarding expected reductions in The BISYS Group, Inc.'s ("BISYS") previously announced consolidated shareholders' equity at December 31, 2004 and restatement of BISYS's financial statements for the fiscal years June 30, 2002, 2003 and 2004, and the quarters ended September 30 and December 31, 2004 and 2003. BISYS is currently evaluating the implications of the expected restatement described in the attached press release on the effectiveness of its internal control over financial reporting. Under Public Company Accounting Oversight Board Auditing Standard No. 2, the restatement of the company's financial statements is a strong indicator of the existence of a material weakness in internal control over financial reporting. As management completes its assessment of internal controls, it anticipates that certain control deficiencies existed, which individually or in the aggregate, is likely to constitute a material weakness.

This information is furnished pursuant to Item 2.02 of Form 8-K. The information furnished under this Item 2.02 shall not be treated as filed for purposes of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless and except as specifically incorporated therein.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 24, 2005, pursuant to a recommendation of its Audit Committee, BISYS's Board of Directors concluded that BISYS will be required to restate its previously issued financial statements for the years ended June 30, 2002, 2003, and 2004 appearing in BISYS's Form 10-K for the year ended June 30, 2004, and the interim financial statements for the quarters ended September 30 and December 31, 2004 and 2003, appearing in BISYS's Forms 10-Q for the quarters ended September 30 and December 31, 2004, respectively. In light of the restatement, BISYS's prior financial statements for those periods should no longer be relied upon.

On July 25, 2005, BISYS issued a press release addressing these matters. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

BISYS's Management and its Audit Committee have discussed the decision to restate with BISYS's independent auditors.

ITEM 8.01. OTHER EVENTS.

The information in the press release that is incorporated by reference under
Item 4.02 above is also incorporated under this Item 8.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS:

99.1     Press release, dated July 25, 2005


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BISYS GROUP, INC.

                                        By:  /s/ Edward Forman
                                             -----------------------------------
                                             Edward S. Forman
                                             Senior Vice President,
                                             Acting General Counsel
                                             and Secretary

Date: July 25, 2005


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